THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated November 5, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus, Portfolio Director 2, and Portfolio Director dated May 3, 2021

Portfolio Director® Freedom Advisor dated May 3, 2021

Portfolio Director® Plus, For Series 2 dated May 3, 2021

Equity Director dated May 2, 2016

This Supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective on or about December 7, 2021, Brandywine Global Investment Management, LLC will become a sub-sub-adviser to the VALIC Company I Global Strategy Fund. Accordingly, as it pertains to the Global Strategy Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers, is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
Global Strategy Fund	Adviser: VALIC Sub-Adviser: Franklin Advisers, Inc. Sub-Sub-Adviser: Brandywine Global Investment Management, LLC

Please keep this Supplement with your Prospectus.